                                                                    EXHIBIT 99.8


March 9, 1998

Moody's Investor Service
ABS Monitoring - Fourth Floor
99 Church Street
New York, NY 10007


                       AT&T UNIVERSAL CARD SERVICES CORP.

             The undersigned, a duly authorized representative of AT&T Universal Card Services Corp., as Servicer ("UCS"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the "Agreement"), among AT&T Universal Funding Corp., as transferor, UCS, and Bankers Trust Company, as Trustee, does hereby certify that:

             1. UCS is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

             2. The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

             3. A review of the activities of the Servicer during the year ended December 31, 1997, and of its performance under the Agreement was conducted under my supervision.

             4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing.

             IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of March, 1998.

                                        AT&T UNIVERSAL CARD SERVICES CORP.
                                        Servicer



                                        By:  /s/Robert A. Miller
                                           -----------------------------------
                                                 Robert A. Miller
                                                 Vice President of Finance

March 9, 1998


Standard & Poor's Corporation
ABS Surveillance: Credit Cards
26 Broadway, 10th Floor
New York, NY 13004



                       AT&T UNIVERSAL CARD SERVICES CORP.

             The undersigned, a duly authorized representative of AT&T Universal Card Services Corp., as Servicer ("UCS"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the "Agreement"), among AT&T Universal Funding Corp., as transferor, UCS, and Bankers Trust Company, as Trustee, does hereby certify that:

             1. UCS is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

             2. The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

             3. A review of the activities of the Servicer during the year ended December 31, 1997, and of its performance under the Agreement was conducted under my supervision.

             4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing.

             IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of March, 1998.

                                        AT&T UNIVERSAL CARD SERVICES CORP.
                                        Servicer



                                        By: /s/Robert A. Miller
                                           -----------------------------------
                                                Robert A. Miller
                                                Vice President of Finance

March 9, 1998


Bankers Trust Company
4 Albany Street
10th Floor
New York, NY 10006



                       AT&T UNIVERSAL CARD SERVICES CORP.

             The undersigned, a duly authorized representative of AT&T Universal Card Services Corp., as Servicer ("UCS"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the "Agreement"), among AT&T Universal Funding Corp., as transferor, UCS, and Bankers Trust Company, as Trustee, does hereby certify that:

             1. UCS is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

             2. The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

             3. A review of the activities of the Servicer during the year ended December 31, 1997, and of its performance under the Agreement was conducted under my supervision.

             4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing.

             IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of March, 1998.

                                        AT&T UNIVERSAL CARD SERVICES CORP.
                                        Servicer



                                        By: /s/Robert A. Miller
                                           -----------------------------------
                                                Robert A. Miller
                                                Vice President of Finance

March 9, 1998


Fitch Information Services, Inc.
1201 East 7th Street
Powell, Wyoming 82435



                       AT&T UNIVERSAL CARD SERVICES CORP.

             The undersigned, a duly authorized representative of AT&T Universal Card Services Corp., as Servicer ("UCS"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the "Agreement"), among AT&T Universal Funding Corp., as transferor, UCS, and Bankers Trust Company, as Trustee, does hereby certify that:

             1. UCS is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

             2. The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

             3. A review of the activities of the Servicer during the year ended December 31, 1997, and of its performance under the Agreement was conducted under my supervision.

             4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing.

             IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of March, 1998.

                                        AT&T UNIVERSAL CARD SERVICES CORP.
                                        Servicer



                                        By: /s/Robert A. Miller
                                           -----------------------------------
                                                Robert A. Miller
                                                Vice President of Finance